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EXHIBIT 24
                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Thomas D. Hyde and Michele Heid, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K/A of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 1998 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 1998, and other documents in connection therewith (collectively, the "Form 10-K/A"), and all matters required by the Commission in connection with the Form 10-K/A, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   March 24, 1999


Daniel P. Burnham                                 Ferdinand Colloredo-Mansfeld
Daniel P. Burnham                                 Ferdinand Colloredo-Mansfeld

John M. Deutch                                    Steven D. Dorfman
John M. Deutch                                    Steven D. Dorfman

Thomas E. Everhart                                John R. Galvin
Thomas E. Everhart                                John R. Galvin

Barbara B. Hauptfuhrer                            Richard D. Hill
Barbara B. Hauptfuhrer                            Richard D. Hill

L. Dennis Kozlowski                               James N. Land, Jr.
L. Dennis Kozlowski                               James N. Land, Jr.

Henrique de Campos Meirelles                      Thomas L. Phillips
Henrique de Campos Meirelles                      Thomas L. Phillips

Dennis J. Picard                                  Warren B. Rudman
Dennis J. Picard                                  Warren B. Rudman

Alfred M. Zeien
Alfred M. Zeien